SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) July 20, 1999

                           United Vanguard Homes, Inc.
             (Exact name of registrant as specified in its charter)

       DELAWARE                      0-5097                    11-2032899
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(State or other jurisdiction)     (Commission                (IRS Employer
                                  File Number)              Identification No.)

4 CEDAR SWAMP ROAD, GLEN COVE, NY                              11542
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code        (516) 759-1188

                                       N/A
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         (Former name or former address, if changed since last report.)


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Item 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On July 20, 1999, Registrant dismissed Grant Thornton LLP ("Grant") as its independent accountants. Registrant's Board of Directors approved such dismissl. Grant's accountant's report on the financial statements of Registrant for the past two years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. There were no other reportable events or disagreements with Grant to report in response to Item 304(a) of Regulation S-B.

         On July 26, 1999, Holtz Rubinstein & Co., LLP was engaged as new independent accounts on the Registrant with respect to the fiscal year ended March 31, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 1 - Letter dated July 29, 1999 from Grant to the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNITED VANGUARD HOMES, INC.
                                          (Registrant)


Date:  July 30, 1999
                                    by    /s/ Carl G. Paffendorf
                                          ----------------------------
                                          Carl G. Paffendorf, Chairman
                                          Chairman of the Board and
                                          Chief Executive Officer


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